                                                                   EXHIBIT 10.18

                                                                  EXECUTION COPY

                        SECOND AMENDMENT dated as of May 6, 2005 (this
                  "Amendment"), to the Amended and Restated Credit Agreement dated as of January 14, 2004 (as amended by the First Amendment dated as of February 10, 2005, the "Credit Agreement"), among Alon USA, Inc. (the "Borrower"), the Lenders party thereto and Credit Suisse First Boston, acting through its Cayman Islands Branch, as Administrative Agent and Collateral Agent (the "Agent").

            WHEREAS, the Borrower has requested that the Required Lenders (such term and each other capitalized term used but not otherwise defined herein having the meaning assigned to it in the Credit Agreement, as amended hereby) agree to amend the Credit Agreement as set forth herein;

            WHEREAS, it is contemplated that Alon Energy may engage in initial public offering of its common Equity Interests;

            WHEREAS, Alon Energy proposes to transfer all or some of the net cash proceeds of such initial public offering to the Borrower by means of an Equity Issuance and/or intercompany Indebtedness; and

            WHEREAS, the undersigned Lenders, constituting the Required Lenders, are willing, on the terms and subject to the conditions set forth herein, to approve such amendments to the Credit Agreement.

            NOW, THEREFORE, in consideration of these premises, the parties hereto hereby agree as follows:

            SECTION 1. Amendments to the Credit Agreement effective as of the Second Amendment Effective Date. (a) The definition of "Change in Control" in
Section 1.01 of the Credit Agreement is hereby amended by replacing paragraph
(a) thereof in its entirety with the following:

                        "(a) Alon Israel shall cease, at any time, to own and
            Control, directly, shares representing at least 51% of the equity in, and the aggregate ordinary voting power represented by, the issued and outstanding capital stock of Alon Energy,"

            (b) Section 6.01 of the Credit Agreement is hereby amended by (i) replacing "; and" with ";" at the end of paragraph (l) thereof, (ii) relettering paragraph (m) thereof as paragraph (n) and (iii) inserting the following new paragraph (m) thereof:

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                                                                               2

                  "(m) loans or advances by Alon Energy to the Borrower of
            proceeds of the initial public offering of Equity Interests of Alon Energy; and"

            SECTION 2. Representations and Warranties. Each Loan Party hereby represents and warrants to the Agent and the Lenders that, as of the date hereof:

            (a) No Default or Event of Default has occurred and is continuing.

            (b) All representations and warranties of each Loan Party set forth in the Loan Documents (as amended hereby) are true and correct in all material respects except to the extent that any representation or warranty expressly relates to an earlier date (in which case such representation or warranty is correct as of such earlier date).

            (c) The execution and delivery of this Amendment and the effectiveness of the provisions hereof will not violate or result in a default under any indenture or other material agreement or instrument binding upon the Borrower or any of its Subsidiaries or on their assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Subsidiaries, and will not result in the creation or imposition thereunder of any Lien on any asset of the Borrower or any of the other Subsidiaries.

            SECTION 3. Conditions Precedent to Effectiveness. This Amendment shall become effective on the date on which each of the following conditions is satisfied (the "Second Amendment Effective Date"):

            (a) The Agent shall have received counterparts hereof duly executed and delivered by the Borrower, the Agent and the Required Lenders.

            (b) The Agent shall have received (i) the Amendment Fee and (ii) all other amounts due hereunder or under the Credit Agreement and payable on or prior to the Second Amendment Effective Date, including reimbursement or payment of all out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party hereunder or under any Loan Document.

            (c) The Agent shall have received a certificate, dated the Second Amendment Effective Date and signed by the President, a Vice President or a Financial Officer of the Borrower, confirming the accuracy of the representations and warranties set forth in Section 2.

            SECTION 4. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Collateral Agent or the Administrative Agent under, the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other

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                                                                               3

Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower or any other Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

            SECTION 5. Consent of Guarantors. The Borrower and each Guarantor hereby acknowledges receipt of and consents to the terms of this Amendment and confirms that the Guarantees, pledges and other security interests provided pursuant to the Guarantee and Collateral Agreement remain in full force and effect notwithstanding the execution and delivery of this Amendment.

            SECTION 6. Amendment Fee. The Borrower agrees to pay on the Second Amendment Effective Date in immediately available funds to the Agent for the account of each Lender that executes and delivers a copy of this Amendment to the Agent (or its counsel) at or prior to 12:00 noon, New York City time, on May 6, 2005, an amendment fee (the "Amendment Fee") in an amount equal to 0.125% of the outstanding Term Loans of each such Lender as of the Second Amendment Effective Date. The parties agree that no fees shall be payable to Lenders in respect of this Amendment other than as set forth in this Amendment.

            SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

            SECTION 8. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

            SECTION 9. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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                                                                               4

            IN WITNESS WHEREOF, the Borrower, the Guarantors, the Agent and the undersigned Lenders have caused this Amendment to be duly executed by their duly authorized officers, all as of the date first above written.

                                        ALON ASSETS, INC.
                                        ALON USA OPERATING, INC.
                                        ALON USA REFINING, INC.
                                        ALON USA PIPELINE, INC.
                                        ALON PETROLEUM PIPE LINE COMPANY
                                        FIN-TEX PIPE LINE COMPANY
                                        T & R ASSETS, INC.
                                        ALON USA ASPHALT, INC.
                                        ALON ASPHALT BAKERSFIELD, INC
                                        ALON USA, INC.
                                        ALON USA ENERGY, INC.
                                        ALON USA CAPITAL, INC.,

                                        by /s/ Harlin R. Dean
                                           -----------------------------
                                           Name: Harlin R. Dean
                                           Title: Vice President

                                        ALON USA, LP,

                                        By: Alon USA GP, LLC, a Delaware limited
                                            liability company, its general
                                            partner,

                                        by
                                           /s/ Harlin R. Dean
                                           -------------------------------------
                                           Name: Harlin R. Dean
                                           Title: Vice President

                                        ALON USA GP, LLC,

                                        by
                                           /s/ Harlin R. Dean
                                           -------------------------------------
                                           Name: Harlin R. Dean
                                           Title: Vice President

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                                                                               5

                                        SOUTHWEST CONVENIENCE STORES, LLC

                                        ALON USA INTERESTS, LLC

                                        by
                                           /s/ Harlin R. Dean
                                           -------------------------------------
                                           Name: Harlin R. Dean
                                           Title: Vice President

                                        ALON USA DELAWARE, LLC
                                        ALON PIPELINE LOGISTICS, LLC

                                        by
                                           /s/ David Weissman
                                           -------------------------------------
                                           Name: David Weissman
                                           Title: Chairman/President

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                                                                               6

                                        CREDIT SUISSE FIRST BOSTON,
                                        acting through its Cayman
                                        Islands Branch, individually and
                                        as Administrative Agent and
                                        Collateral Agent,

                                        by: /s/ James Moran
                                            ------------------------------------
                                            Name: James Moran
                                            Title: Managing Director

                                        by: /s/ Denise L. Alvarez
                                            ------------------------------------
                                            Name: Denise L. Alvarez
                                            Title: Associate

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                                                                               7

                                 Signature Page to Second Amendment to
                                 the Alon USA, Inc.Amended and Restated Credit Agreement
                                 To approve the Amendment:

                                 Name of Lender:

                                 A3 FUNDING LP, By: A3 Management LLC,
                                 Its: General Partner

                                 by: /s/ Kevin Genola
                                     -------------------------------------------
                                 Name: Kevin Genola
                                 Title: V.P.

                                 by: ___________________________________________
                                 Name:
                                 Title:

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                                                                               8

                                 Signature Page to Second Amendment to
                                 the Alon USA, Inc. Amended and Restated Credit Agreement
                                 To approve the Amendment:

                                 Name of Lender:

                                 Ableco Finance LLC

                                 by: /s/ Kevin Genola
                                     -------------------------------------------
                                 Name: Kevin Genola
                                 Title: Sr. V.P.

                                 by: ___________________________________________
                                 Name:
                                 Title:

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                                                                               9

                                 Signature Page to Second Amendment to
                                 the Alon USA, Inc. Amended and Restated Credit Agreement
                                 To approve the Amendment:

                                 Name of Lender:

                                 Cenurion DCO 9, Limited
                                 By: American Express Asset Management
                                 Group, Inc. as Collateral Manager

                                 by: /s/ Vincent P. Pham
                                     -------------------------------------------
                                 Name: Vincent P. Pham
                                 Title: Director-Operations

                                 by: ___________________________________________
                                 Name:
                                 Title:

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                                                                              10

                                 Signature Page to Second Amendment to the Alon USA, Inc. Amended and Restated Credit Agreement
                                 To approve the Amendment:

                                 Name of Lender:

                                 Centurion CDO VII, Ltd.
                                 By: American Express Asset Management
                                 Group, Inc. as Collateral Manager

                                 by: /s/ Vincent P. Pham
                                     -------------------------------------------
                                 Name: Vincent P. Pham
                                 Title: Director-Operations

                                 by: ___________________________________________
                                 Name:
                                 Title:

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                                                                              11

                                 Signature Page to Second Amendment to the Alon USA, Inc. Amended and Restated Credit Agreement
                                 To approve the Amendment:

                                 Name of Lender:

                                 Centurion CDO II, Ltd.
                                 By: American Express Asset Management
                                 Group, Inc. as Collateral Manager

                                 by: /s/ Vincent P. Pham
                                     -------------------------------------------
                                 Name: Vincent P. Pham
                                 Title: Director-Operations

                                 by: ___________________________________________
                                 Name:
                                 Title:

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                                                                              12

                                 Signature Page to Second Amendment to the Alon USA, Inc. Amended and Restated Credit Agreement
                                 To approve the Amendment:

                                 Name of Lender:

                                 Centurion CDO VI, Ltd.
                                 By: American Express Asset Management
                                 Group, Inc. as Collateral Manager

                                 by: /s/ Vincent P. Pham
                                     -------------------------------------------
                                 Name: Vincent P. Pham
                                 Title: Director-Operations

                                 by: ___________________________________________
                                 Name:
                                 Title:

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                                                                              13

                                 Signature Page to Second Amendment to the Alon USA, Inc. Amended and Restated Credit Agreement
                                 To approve the Amendment:

                                 Name of Lender:

                                 Sequils-Centurion V, Ltd.
                                 By: American Express Asset Management
                                 Group, Inc. as Collateral Manager

                                 by: /s/ Vincent P. Pham
                                     -------------------------------------------
                                 Name: Vincent P. Pham
                                 Title: Director-Operations

                                 by: ___________________________________________
                                 Name:
                                 Title:

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                                                                              14

                                 Signature Page to Second Amendment to the Alon USA, Inc. Amended and Restated Credit Agreement
                                 To approve the Amendment:

                                 Name of Lender:

                                 Aviary Associates LP
                                 By: Aviary Capital Enterprises, Inc.,
                                 General Partner

                                 by: /s/ Steven C. Taul
                                     -------------------------------------------
                                 Name: Steven C. Taul
                                 Title: Exec. V.P.

                                 by: /s/ Ian S. Taul
                                     -------------------------------------------
                                 Name: Ian S. Taul
                                 Title: Vice President

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                                                                              15

                                 Signature Page to Second Amendment to the Alon USA, Inc. Amended and Restated Credit Agreement
                                 To approve the Amendment:

                                 Name of Lender:

                                 BLACK DIAMOND CLO 2000-1, LTD

                                 by: /s/ Alan Corkish
                                     ___________________________________________
                                 Name: Alan Corkish
                                 Title: Director

                                 by: ___________________________________________
                                 Name:
                                 Title:
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                                                                              16

                                   Signature Page to Second Amendment to the
                                   Alon USA, Inc. Amended and Restated Credit
                                   Agreement
                                   To approve the Amendment:

                                   Name of Lender:

                                   DIAMOND SPRINGS TRADING LLC

                                   by: /s/ Meredith J. Koslick
                                       --------------------------
                                   Name: Meredith J. Koslick
                                   Title: Assistant Vice President

                                   by: _________________________
                                   Name:
                                   Title:

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                                                                              17

                                   Signature Page to Second Amendment to the
                                   Alon USA, Inc. Amended and Restated Credit
                                   Agreement
                                   To approve the Amendment:

                                   Name of Lender:

                                   ECL Funding LLC for itself or as agent for GCL2 Funding LLC by: /s/ Janet Haack
                                       -------------------------
                                   Name: Janet Haack
                                   Title: as Attorney-in-fact

                                   by: _________________________
                                   Name:
                                   Title:

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                                                                              18

                                   Signature Page to Second Amendment to the
                                   Alon USA, Inc. Amended and Restated Credit
                                   Agreement
                                   To approve the Amendment:

                                   Name of Lender:

                                   SECURITY INCOME FUND-INCOME
                                   OPPORTUNITY SERIES, as Lender
                                   By: Four Corners Capital Management LLC,
                                       As Sub-Adviser

                                            /s/ Vijay Srinivasan
                                            -----------------------
                                                Vijay Srinivasan
                                            Assistant Vice President

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                                                                              19

                                   Signature Page to Second Amendment to the
                                   Alon USA, Inc. Amended and Restated Credit
                                   Agreement
                                   To approve the Amendment:

                                   Name of Lender:

                                   FIRST TRUST/FOUR CORNERS
                                   SENIOR FLOATING RATE
                                   INCOME FUND II, as Lender
                                   By: Four Corners Capital Management LLC,
                                       As Sub-Adviser

                                            /s/ Vijay Srinivasan
                                            ------------------------
                                                Vijay Srinivasan
                                            Assistant Vice President

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                                                                              20

                                   Signature Page to Second Amendment to the
                                   Alon USA, Inc. Amended and Restated Credit
                                   Agreement
                                   To approve the Amendment:

                                   Name of Lender:

                                   FIRST TRUST/FOUR CORNERS
                                   SENIOR FLOATING RATE
                                   INCOME FUND, as Lender
                                   By: Four Corners Capital Management LLC,
                                       As Sub-Adviser

                                            /s/ Vijay Srinivasan
                                            ------------------------
                                                Vijay Srinivasan
                                            Assistant Vice President
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                                                                              21

                                      Signature Page to Second Amendment to the
                                      Alon USA, Inc. Amended and Restated Credit
                                      Agreement
                                      To approve the Amendment:

                                      Name of Lender:

                                      HIGHLAND FLOATING RATE ADVANTAGE
                                      FUND
                                      By: Highland Capital Management, L.P.,
                                      Its Investor Advisor

                                      by: /s/ Mark Okada
                                          ---------------------------------
                                      Name: Mark Okada
                                      Title: Chief Investment Officer
                                             Highland Capital Management, L.P.

                                      by: _________________________________
                                      Name:
                                      Title:

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                                                                              22

                                      Signature Page to Second Amendment to the
                                      Alon USA, Inc. Amended and Restated Credit
                                      Agreement
                                      To approve the Amendment:

                                      HIGHLAND FLOATING RATE LIMITED
                                      LIABILITY COMPANY
                                      By: Highland Capital Management, L.P.,
                                      Its Investor Advisor

                                      by: /s/ Mark Okada
                                          ---------------------------------
                                      Name: Mark Okada
                                      Title: Chief Investment Officer
                                             Highland Capital Management, L.P.

                                      by: _________________________________
                                      Name:
                                      Title:

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                                                                              23

                                      Signature Page to Second Amendment to the
                                      Alon USA, Inc. Amended and Restated Credit
                                      Agreement
                                      To approve the Amendment:

                                      HIGHLAND LEGACY LIMITED
                                      By: Highland Capital Management, L.P.,
                                      as Collateral Manager

                                      by: /s/ David Lancelot
                                          ----------------------------------
                                      Name: David Lancelot
                                      Title: Treasurer
                                             Highland Capital Management, L.P.

                                      by: _________________________________
                                      Name:
                                      Title:

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                                                                              24

                                      Signature Page to Second Amendment to the
                                      Alon USA, Inc. Amended and Restated Credit
                                      Agreement
                                      To approve the Amendment:

                                      Name of Lender:

                                      PAMCO CAYMAN, LTD.
                                      By: Highland Capital Management, L.P.,
                                      as Collateral Manager

                                      by: /s/ David Lancelot
                                          ---------------------------------
                                      Name: David Lancelot
                                      Title: Treasurer
                                             Highland Capital Management, L.P.

                                      by: _________________________________
                                      Name:
                                      Title:

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                                                                              25

                                      Signature Page to Second Amendment to the
                                      Alon USA, Inc. Amended and Restated Credit
                                      Agreement
                                      To approve the Amendment:

                                      Name of Lender:

                                      Oppenheymer Senior Floating Rate Fund

                                      by: /s/ Lisa Chaffee
                                          ---------------------------------
                                      Name: Lisa Chaffee
                                      Title: AVP

                                      by: _________________________________
                                      Name:
                                      Title:

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                                                                              26

                                      Signature Page to Second Amendment to the
                                      Alon USA, Inc. Amended and Restated Credit
                                      Agreement
                                      To approve the Amendment:

                                      Name of Lender:

                                      ORIX FINANCE CORP. I

                                      by: /s/ Christopher L. Smith
                                          ---------------------------------
                                      Name: Christopher L. Smith
                                      Title: Authorized Representative

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                                                                              27

                                      Signature Page to Second Amendment to the
                                      Alon USA, Inc. Amended and Restated Credit
                                      Agreement
                                      To approve the Amendment:

                                      Name of Lender:

                                      Citigroup Investments Corporate Loan Fund
                                      Inc. By: Travelers Asset Management
                                      International Company LLC

                                      by: /s/ Roger Yee
                                          ---------------------------------
                                      Name: Roger Yee
                                      Title: VP

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                                                                              28

                                      Signature Page to Second Amendment to the
                                      Alon USA, Inc. Amended and Restated Credit
                                      Agreement
                                      To approve the Amendment:

                                      Name of Lender:

                                      Columbus Loan Funding Ltd.
                                      By: Travelers Asset Management
                                      International Company LLC

                                      by: /s/ Roger Yee
                                          ---------------------------------
                                      Name: Roger Yee
                                      Title: VP

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                                                                              29

                                      Signature Page to Second Amendment to the
                                      Alon USA, Inc. Amended and Restated Credit
                                      Agreement
                                      To approve the Amendment:

                                      Name of Lender:

                                      IRS IO LLC

                                      by: /s/ Alice L. Wagner
                                          ---------------------------------
                                      Name: Alice L. Wagner
                                      Title: Vice President